Myriad Genetics Fiscal Second-Quarter 2019 Earnings Call February 5, 2019 Exhibit 99.2

Forward Looking Statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. The Company’s financial measures under GAAP include substantial one-time charges related to its acquisitions and ongoing amortization expense related to acquired intangible assets that will be recognized over the useful lives of the assets and charges related to executive severance. Management believes that presentation of operating results that excludes these items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A link to reconciliation of the GAAP to non-GAAP financial guidance is provided above. Forward Looking Statements Non-GAAP Financial Measures For additional information on GAAP to non-GAAP reconciliation see: https://www.myriad.com/investors/gaap-to-non-gaap-reconciliation/ Fiscal Year 2019 GAAP diluted earnings per share $0.40-$0.45 Stock based compensation expense $0.30 Acquisition – amortization of intangible assets $0.80 Adjustments to GAAP financial measures $0.20 Non-GAAP diluted earnings per share $1.70-$1.75 Fiscal Third-Quarter 2019 GAAP diluted earnings per share $0.12 - $0.14 Stock based compensation expense $0.08 Acquisition – amortization of intangible assets $0.20 Adjustments to GAAP financial measures $0.02 Non-GAAP diluted earnings per share $0.42 - $0.44

Fiscal Year 2019 Second-Quarter Financial Results 2Q19 Actual Results 2Q18 Actual Results YoY Change Revenue (in mil.) $216.8 $187.9 15% GAAP EPS $0.03 $0.43 (92%) Adjusted EPS $0.38 $0.36 6% Organic Adjusted EPS* $0.46 $0.36 28% *Excludes $0.08 of dilution from the Counsyl acquisition in the fiscal second-quarter

Critical Success Factors to Achieve Strategic Goals Expand reimbursement coverage for new products Build upon solid hereditary cancer foundation Increase RNA kit revenue internationally Improve profitability with Elevate 2020 STRATEGIC GOALS >10% REVENUE GROWTH 7 PRODUCTS >$50M >10% INT’L REVENUE >30% OPERATING MARGIN Grow new product volume

Solid Foundation in Hereditary Cancer Market

Hereditary Cancer Revenue Returns to Growth for First Time Since FY14



HEREDITARY CANCER REVENUE*
$140
$130
$120
$110
$100
+4%
Q118
Q218
Q318
Q418
Q119
Q219

* ASC606 Revenue

Growing Volume

- Market less than 10% penetrated
- 7% CAGR since FY13
- 8 sequential quarters with YoY growth
- New indications added 175,000 eligible patients in the U.S. and Japan
- riskScore driving deeper penetration – Developed new version for Hispanic women
- BRACAnalysis® CDx approved in first-line maintenance for ovarian cancer

Stable Pricing Outlook

- 5 consecutive quarters with stable pricing
- Long-term contracts provide stable pricing into FY20
- UNH contract fixed until FY21
- Smaller price premium easily justifiable

myriad WHEN DECISIONS MATTER

©2019 Myriad Genetics, Inc. All rights reserved. www.Myriad.com

5

Record Test Volume in Fiscal Second-Quarter New Products Represent 75% of >1M Test Run Rate FY13 2Q19 Annualized Run Rate 180,000 Tests > 1 Million Tests 99% 25%

Markets Remain Highly Underpenetrated Three Pillars of Prenatal Market Success A frictionless customer experience with Myriad Complete Trusted Advisors with broad physician reach and comprehensive menu Differentiate products through pioneering science

Best Physician and Patient Workflow Solution in the Industry Myriad Complete is a Key Competitive Differentiator

GUIDED EndPoints

Based Upon Week 8 HAM-D17 Scores

Analysis	Patients	Remission Rate	Response Rate	Symptom Improvement
All Patients	1,298	+47% p=0.005	+32% p=0.007	+14% p=0.069
Mildly Depressed Patients Excluded	1,167	+50% p=0.007	+30% p=0.013	+12% p=0.107
Green Exclusion (Patients entering on green medications only excluded)	786	+70% p=0.003	+40% p=0.008	+23% p=0.029
Red Switching (Mod. to Severe depressed patients entering on red medications that switched vs. those that did not)	213	+153% p=0.007	+71% p=0.036	+59% p=0.002
Medicare Eligible (Mod.to Severe depressed patients based upon age at time of entry)	165	Statistically Significant	Statistically Significant	Statistically Significant

myriad WHEN DECISIONS MATTER

©2019 Myriad Genetics, Inc. All rights reserved. www.Myriad.com

9

EndoPredict® – One Test Three Clinical Answers

Only Test To Answer the Three Critical Questions of Prognosis, Chemotherapy Benefit, and Extended Endocrine Benefit

Prognosis


Initial Treatment Planning
10 Year Prognostic
EndoPredict
CONFIDENTIAL
EPclin
2.0
TREATMENT:
AFTER 5 YEARS ENDOCRINE THERAPY ALONE
LIKELIHOOD OF DISTANT RECURRENCE
(YEARS 0-10)
2.9%
EPclin RISK SCORE
myriad

- Outperformed market leading test in TransATAC study

Chemotherapy Benefit


Initial Treatment Planning
Adjuvant Chemotherapy Benefit
EndoPredict
CONFIDENTIAL
EPclin
2.0
TREATMENT:
CHEMOTHERAPY AND/OR 5 YEARS ENDOCRINE THERAPY
PREDICTION OF CHEMOTHERAPY BENEFIT AT 10 YEARS
0.3%
EPclin RISK SCORE
0.3%
myriad

- Large clinical validation presented at the San Antonio Breast Cancer Symposium supports the ability of EndoPredict to predict chemotherapy benefit

Extended Endocrine Therapy Benefit


Long-term Treatment Planning
5-15 Year Prognostic
EndoPredict
CONFIDENTIAL
EPclin
2.0
TREATMENT:
AFTER 5 YEARS ENDOCRINE THERAPY ALONE
LIKELIHOOD OF LATE DISTANT RECURRENCE
(Years 5-15)
2.3%
EPclin RISK SCORE
myriad

- The only test to assess risk out to 15 years.
- Identifies patients who can safely forego extending endocrine therapy.

myriad
WHEN DECISIONS MATTER

©2019 Myriad Genetics, Inc. All rights reserved. www.Myriad.com

10

EndoPredict High Risk Patients Receive Statistically Significant Benefit From Chemotherapy EndoPredict Predictive of Chemotherapy Benefit Endocrine Therapy Alone Endocrine Therapy + Chemotherapy

Low Risk EndoPredict Patients Have Substantially Lower Risk of Distant Recurrence EndoPredict Can Guide Extended Endocrine Therapy Decision Rate of Distant Recurrence HR=4.77 p=0.0001 HR=4.52 p=0.0001

Key Catalysts in FY19 Steady International Growth PRODUCT REVENUE (IN MIL.) Near-Term Growth Drivers Approval for BRACAnalysis CDx in metastatic BC in Japan Filed for Japanese regulatory approval for BRACAnalysis CDx in first-line ovarian cancer Filed for Japanese regulatory approval for hereditary cancer testing (>3M eligible patients) Positive NICE recommendation for EndoPredict reimbursement in UK Potential EndoPredict reimbursement decisions in Germany and Italy in CY20

Adjusted Operating Margins (OM) Increase 460 BP Since Inception of Elevate 2020 Excluding Counsyl Meaningful Profitability Improvement Through Elevate 2020 Elevate 2020 Progress All business units except Dermatology now profitable Operating margins have increased 460 bp since inception of the program Vectra and International laboratory moves completed at the end of the fiscal 2Q19 TOTAL EXPENSES ($M)* ADJUSTED OPERATING MARGIN* 23.1% 18.5% * Excludes Counsyl

Financial Overview

FY 2019 Second-Quarter Revenue By Product Product 2Q19 2Q18 YoY Growth Hereditary Cancer $126.7 $122.2 4% GeneSight $24.0 $31.7 (24%) Prenatal Testing $31.2 - NM Vectra $11.8 $11.1 6% Prolaris $6.1 $4.2 45% EndoPredict $2.2 $2.0 10% Other $1.0 $1.9 (47%) Total Molecular Diagnostic Revenue $203.0 $173.1 17% Pharmaceutical & Clinical Services $13.8 $14.8 (7%) Total Revenue $216.8 $187.9 15% (in millions)

Fiscal Second-Quarter Financial Results GAAP Results Adjusted Results 2Q19 2Q18 YoY Growth 2Q19 2Q18 YoY Growth Total Revenue $216.8 $187.9 15% $216.8 $187.9 15% Gross Profit $164.7 $143.5 15% $165.4 $143.7 15% Gross Margin 76.0% 76.4% -40 bps 76.3% 76.5% -20 bps Operating Income $6.1 $6.3 (3%) $37.4 $37.0 1% Operating Margin 2.8% 3.4% -60 bps 17.3% 19.7% -240 bps Net Income $2.6 $30.9 (92%) $29.2 $25.9 13% EPS $0.03 $0.43 (93%) $0.38 $0.36 6%

FY19 and 3Q FY19 Financial Guidance Metric Fiscal Year 2019 3Q19 Revenue $855 to $865 million $216 to $218 million GAAP Diluted EPS $0.40 to $0.45 $0.12 to $0.14 Adjusted EPS $1.70 to $1.75 $0.42 to $0.44

Peter D. Meldrum (1947-2018)